EXHIBIT 10.60

                            STOCK PURCHASE AGREEMENT

                               DATED MAY 17, 2000

                  BY AND AMONG KARTS INTERNATIONAL INCORPORATED

                          AND THE SCHLINGER FOUNDATION

________________________________________________________________________________




                            STOCK PURCHASE AGREEMENT

                                  by and among

                        KARTS INTERNATIONAL INCORPORATED

                                       and

                            THE SCHLINGER FOUNDATION





                            Dated as of May 17, 2000




________________________________________________________________________________

                                TABLE OF CONTENTS
                                -----------------

                                                                            Page
                                                                            ----

SECTION 1.        DESCRIPTION OF TRANSACTION...................................1
                  --------------------------
         1.1      Description of Securities....................................1
                  -------------------------
         1.2      Closing......................................................1
                  -------
         1.3      Conditions to Closing........................................1
                  ---------------------
         1.4      Definitions..................................................3
                  -----------

SECTION 2.        REPRESENTATIONS OF THE COMPANY...............................4
                  ------------------------------
         2.1      Loan Agreement...............................................4
                  --------------
         2.2      Corporate Power..............................................4
                  ---------------
         2.3      Governmental Authorizations; Third Party Consents............5
                  -------------------------------------------------
         2.4      Authorization................................................5
                  -------------
         2.5      Capitalization...............................................5
                  --------------
         2.6      Preemptive Rights; Registration Rights.......................6
                  --------------------------------------
         2.7      Effect of Transactions.......................................6
                  ----------------------
         2.8      Brokerage....................................................6
                  ---------
         2.9      Disclosure...................................................6
                  ----------

SECTION 3.        REPRESENTATIONS OF THE INVESTORS.............................7
                  --------------------------------
         3.1      Authorization................................................7
                  -------------
         3.2      Investment Purpose...........................................7
                  ------------------
         3.3      Restrictions on Transferability..............................7
                  -------------------------------
         3.4      Status of Investor...........................................8
                  ------------------
         3.5      Brokerage....................................................8
                  ---------
         3.6      Own Account..................................................8
                  -----------
         3.7      Governmental Authorizations; Third Party Consents............8
                  -------------------------------------------------
         3.8      Effect of Transactions.......................................8
                  ----------------------

SECTION 4.        COVENANTS OF THE COMPANY.....................................8
                  ------------------------
         4.1      Loan Agreement...............................................8
                  --------------
         4.2      Use of Proceeds..............................................8
                  ---------------
         4.3      Restricted Corporate Actions.................................9
                  ----------------------------
         4.4      Board of Directors..........................................10
                  ------------------
         4.5      Preservation of Corporate Existence and Property............10
                  ------------------------------------------------
         4.6      Shareholder and Director Information........................10
                  ------------------------------------
         4.7      Liability Insurance.........................................10
                  -------------------
         4.8      No Impairment...............................................10
                  -------------
         4.9      Reserve for Conversion Shares...............................10
                  -----------------------------
         4.10     Bylaws......................................................11
                  ------
         4.11     Compliance..................................................11
                  ----------
         4.12     Rule 144A Information.......................................11
                  ---------------------
         4.13     Brokerage...................................................11
                  ----------
         4.14     Employment Agreements.......................................11
                  ---------------------

SECTION 5.  GENERAL...........................................................11
            -------
         5.1      Amendments, Waivers and Consents............................11
                  --------------------------------
         5.2      Survival; Assignability of Rights...........................12
                  ---------------------------------

         5.3      Rights of Investor Inter Se.................................12
                  ---------------------------
         5.4      Headings....................................................12
                  --------
         5.5      Governing Law...............................................12
                  -------------
         5.6      Notices and Demands.........................................12
                  -------------------
         5.7      Severability................................................13
                  ------------
         5.8      Expenses....................................................13
                  --------
         5.9      Entire Agreement............................................13
                  ----------------
         5.10     Counterparts................................................13
                  ------------

                             SCHEDULES AND EXHIBITS
                             ----------------------

Exhibit A    -   Form of Certificate of Designations
Exhibit B    -   Form of Voting Agreement
Exhibit C    -   Form of Legal Opinion
Exhibit D    -   Form of Registration Rights Agreement
Exhibit E    -   Form of Amended and Restated Bylaws

Schedule 2.4     -    Authorization
Schedule 2.5     -    Capitalization
Schedule 2.8     -    Brokerage
Schedule 4.2     -    Use of Proceeds
Schedule 4.3     -    Restricted Corporate Actions

                            STOCK PURCHASE AGREEMENT
                            ------------------------


         Karts International Incorporated, a Nevada corporation (the "Company") and The Schlinger Foundation (the "Investor"), enter into this Stock Purchase Agreement, dated May 17, 2000 (this "Agreement").

SECTION 1.    DESCRIPTION OF TRANSACTION
              --------------------------

         1.1 Description of Securities. The Company has furnished the Investor with financial and nonfinancial information concerning the Company and its assets, liabilities, condition (financial and otherwise), operations, business and prospects. Based on such information, the representations and warranties set forth herein and the other terms and provisions hereof, the Investor will purchase 4,000,000 shares of Series A Preferred Stock, par value $0.001 per share, of the Company (the "Series A Preferred"), for an aggregate purchase price of $3,000,000, all on the terms and subject to the conditions set forth herein.

         1.2 Closing. The closing (the "Closing") of the sale of the Series A Preferred will take place at the offices of Jenkens & Gilchrist, a Professional Corporation, 1445 Ross Avenue, Suite 3200, Dallas, Texas 75202, at 10:00 a.m., on the date of this Agreement, or such other time and place as agreed to by the parties hereto (the "Closing Date"). At the Closing, the Company will deliver to the Investor certificates representing the shares of Series A Preferred being acquired by the Investor on the Closing Date upon payment of the purchase price by the Investor to the Company of immediately available funds by wire transfer, or by other form of payment acceptable to the Company. In addition, at the Closing the Company shall deliver to the Investors payment for the expenses of the Investor and its counsel, to the extent such expenses are reimbursable by the Company, as provided in Section 5.8 below.

         1.3 Conditions to Closing. The obligation of the Investor to purchase and pay for the Series A Preferred to be purchased by the Investor on the Closing Date is subject to the satisfaction, at or prior to the Closing, of each of the following conditions:

         (a) the Company shall have duly authorized and filed the Certificate of Designation (the "Certificate") with the Secretary of State of the State of Nevada, substantially in the form attached hereto as Exhibit A;

         (b) each of Investor, Charles Brister and Richard N. Jones shall have executed a Voting Agreement ("Voting Agreement"), substantially in the form attached hereto as Exhibit B;

         (c) counsel for the Company, shall have delivered to the Investor a legal opinion, dated as of the Closing Date and substantially in the form attached hereto as Exhibit C;

         (d) the Company and the Investor shall have entered into a Registration Rights Agreement (the "Registration Rights Agreement"), substantially in the form attached hereto as Exhibit D;

         (e) the Company shall have adopted Amended and Restated Bylaws substantially in the form attached hereto as Exhibit E;

         (f) Timothy P. Halter, Joseph R. Manmes, and Ronald C. Morgan shall have resigned as directors of the Company;

         (g) all representations of the Company to the Investor shall be true, correct and complete as of the Closing Date;

         (h) there shall be no change in the business, assets, financial condition, operation and results of operations of the Company since December 31, 1999, which, in the Investor's sole judgment, is materially adverse to the Company;

         (i) the Investor, through their personnel and representatives, shall have completed and been satisfied with the results of their due diligence review of the Company's business; and

         (j) the Company shall have delivered to the Investor:

                  (i) the Articles of Incorporation of the Company and all amendments thereto, certified by the Secretary of State of Nevada;

                  (ii) (A) copies of the resolutions of the Company's Board of Directors authorizing and approving this Agreement and all of the transactions and agreements contemplated hereby and thereby, (B) the Amended and restated Bylaws of the Company and (C) the names of the officer or officers of the Company authorized to execute this Agreement and any and all documents, agreements and instruments contemplated herein, all certified by the Secretary of the Company to be true, correct, complete and in full force and effect and unmodified as of the Closing Date;

                  (iii) a certificate of existence for the Company from the Secretary of State of Nevada;

                  (iv) a certificate of account status for the Company from the Comptroller of the State of Nevada;

                  (v) certificates from each state where the Company is required to be qualified as a foreign corporation showing such qualification, dated as of a date within ten (10) days of the Closing Date; and

                  (vi) such other documents, instruments, and certificates as the Investor may reasonably request.

         (k) the Company and the Investor shall have executed that certain Amended and Restated Loan Agreement (the "Loan Agreement");

         (l) each of the conditions precedent set forth in Section 7 of the Loan Agreement shall have been satisfied in the sole and absolute discretion of the Investor.

         1.4 Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

                  "Articles  of  Incorporation"   shall  mean  the  Articles  of
Incorporation of the Company, as amended to date.

                  "Bylaws" shall mean the Bylaws of the Company, as amended to date.

                  "Certificate" shall have the meaning given in Section 1.3(a).

                  "Common Stock" shall mean the common stock, par value $0.001 per share, of the Company.

                  "Compensation Committee" shall mean the Compensation Committee of the Board of Directors of the Company.

                  "Conversion Shares" shall mean any securities of the Company issued or issuable upon conversion of the Series A Preferred.

                  "Employee Benefit Plans" shall mean employee benefit plans within Section 3(3) of ERISA.

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

                  "Existing Preferred Shares" shall mean the Company's 9% Convertible Preferred Stock outstanding on the date of this Agreement.

                  "GAAP" shall mean generally accepted accounting principles consistently applied.

                  "New Securities" shall mean any shares of capital stock of the Company, including Common Stock and any series of Preferred Stock, whether now authorized or not, and rights, options or warrants to purchase said shares of Common Stock or Preferred Stock, and securities of any type whatsoever that are, or may become, convertible into or exchangeable for said shares of Common Stock or Preferred Stock. Notwithstanding the foregoing, "New Securities" does not include (i) the Conversion Shares, (ii) Common Stock offered to the public generally pursuant to a registration statement under the Securities Act in connection with a Qualified Public Offering, (iii) securities issued or sold in connection with stock options granted under the Stock Option Plan, including, without limitation, upon exercise of presently outstanding stock options, net of repurchases and cancellations and expirations (without exercise) of such options, (iv) stock issued in connection with any stock split, stock dividend or recapitalization by the Company, (v) stock issued in connection with any merger or acquisition approved by the Investor, (vi) Common Stock issued as a dividend or upon conversion of the Company's Existing Preferred Shares or (vii) Common Stock issued upon the exercise of warrants of the Company outstanding at the date of this Agreement.

                  "Preferred Stock" shall mean the preferred stock, par value $0.001 per share, of the Company, which, after the filing of the Certificate, will consist only of the Series A Preferred and the Existing Preferred Stock.

                  "Pro Rata Share" shall mean the ratio that (i) the sum of the total number of shares of Common Stock which are then held by the Investor and those which the Investor has the right to obtain pursuant to exercise or conversion of any option, warrant, right or convertible security (including the Series A Preferred) bears to (ii) the sum of the total number of shares of Common Stock then outstanding and which are issuable pursuant to exercise or conversion of any then outstanding options, warrants, rights or convertible securities (including the Series A Preferred).

                  "Requisite Interest" shall mean the vote of the holders of at least a majority of the then outstanding Series A Preferred (including, for such purposes, any Conversion Shares into which any of the Series A Preferred have been converted that have not been sold to the public).

                  "Securities" shall mean the equity securities of the Company, including any class or series of Preferred Stock, Common Stock, instruments convertible or exchangeable into such securities, or rights to acquire such securities.

                  "Securities Act" shall mean the Securities Act of 1933, as amended.

                  "Series A Preferred" shall mean the Series A Preferred Stock, $0.001 par value per share, of the Company.

                  "Stock Option Plan" shall mean the 1998 Stock Compensation Plan of Karts International Incorporated as it exists on the date of this Agreement.

                  "Subsidiary" shall mean any corporation, partnership, joint venture, limited liability company or other legal entity in which the Company owns, directly or indirectly, an equity interest.

                  "To the best knowledge of the Company" shall mean those facts after due inquiry that are actually known, or should have been known, by the officers of the Company.

SECTION 2.    REPRESENTATIONS OF THE COMPANY
              ------------------------------

         As part of the basis of this Agreement, the Company hereby represents and warrants to the Investor, at the Closing Date, that:

         2.1 Loan Agreement. Each of the representations and warranties made by the Borrower pursuant to Section 6 of the Loan Agreement are hereby made to the Investor for purposes of this Agreement and are hereby incorporated by reference herein.

         2.2 Corporate Power. The Company and the Subsidiaries have all required corporate power and authority to own their respective properties and to carry on their respective businesses as presently conducted and as proposed to be conducted. The Company has all required corporate power and authority to execute and deliver this Agreement and the other agreements contemplated herein, to issue and sell the Series A Preferred hereunder, to issue shares of Common Stock upon conversion of the Series A Preferred, and to carry out the transactions contemplated by this Agreement and the other agreements contemplated herein. Attached hereto are true, correct and complete copies of the Articles of Incorporation and Bylaws of the Company.

         2.3 Governmental Authorizations; Third Party Consents. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any governmental authority or any other individual, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind is necessary or required in connection with the execution, delivery or performance by the Company of this Agreement, or any other documents executed pursuant to this Agreement, other than as specifically required by this Agreement, the filing of a registration statement pursuant to the Registration Rights Agreement, the filing of a Form D with the Securities and Exchange Commission and filings required under applicable state securities or "blue sky" laws.

         2.4 Authorization. Except as indicated on Schedule 2.4 hereof, all corporate action on the part of the Company, its directors and shareholders necessary for (a) the authorization, execution, delivery and performance of this Agreement and the other agreements contemplated herein by the Company, (b) the authorization, sale, issuance and delivery of the Series A Preferred (including the Conversion Shares) and (c) the performance of all of the Company's obligations hereunder and under the other agreements contemplated herein has been taken. This Agreement and all documents executed pursuant to this Agreement are valid and binding obligations of the Company, enforceable according to their terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other similar laws of general application relating to or affecting the enforcement of creditor rights, (ii) laws and judicial decisions regarding indemnification for violations of federal securities laws, (iii) the availability of specific performance or other equitable remedies, and (iv) with respect to any indemnification agreements set forth herein or therein, principles of public policy.

         2.5 Capitalization. The authorized and issued capital stock of the Company is as set forth in Schedule 2.5. All of the presently outstanding shares of capital stock of the Company have been validly authorized and issued and are fully paid and nonassessable. The Series A Preferred have been validly authorized and, when delivered and paid for pursuant to this Agreement, will be validly issued, fully paid and nonassessable and free of all encumbrances and restrictions, except restrictions on transfer imposed by applicable federal and state securities laws and the Certificate. The relative rights, preferences, restrictions and other provisions relating to the Series A Preferred are as set forth in Exhibit A. Except as indicated on Schedule 2.5, the Company has authorized and reserved for issuance upon conversion of the Series A Preferred not less than 8,000,000 shares of its Common Stock, and the Conversion Shares will be, when and if issued, validly authorized and issued, fully paid and nonassessable, and free of all encumbrances and restrictions, except restrictions on transfer imposed by applicable federal and state securities laws and the Articles of Incorporation. Except as provided in Schedule 2.5, the Company has not issued any other shares of its capital stock and there are no outstanding options, warrants, subscriptions or other rights or obligations to purchase or acquire any of such shares, nor any outstanding securities convertible into or exchangeable for such shares. Except as disclosed on
Schedule 2.5 or as contemplated under this Agreement (and the other agreements executed in connection herewith), there are no agreements to which the Company is a party or has knowledge regarding the issuance, registration, voting or transfer of or obligation (contingent or otherwise) of the Company or any Subsidiary to repurchase or otherwise acquire or retire or redeem any of its outstanding shares of capital stock. No dividends are accrued but unpaid on any capital stock of the Company.

         2.6 Preemptive Rights; Registration Rights. There are no preemptive rights affecting the issuance or sale of the Company's capital stock. Except as disclosed in Schedule 2.6, the Company is not under any contractual obligation to register (in compliance with the filing requirements and being deemed effective under the Securities Act) any of its presently outstanding Securities or any of its Securities which may hereafter be issued, except as described in the Registration Rights Agreement.

         2.7 Effect of Transactions. The Company's execution and delivery of this Agreement and the other agreements contemplated herein, its performance of the transactions contemplated by this Agreement and the other agreements contemplated herein, and the performance of the businesses of the Company and each Subsidiary as now conducted, does not and will not violate any terms of the Articles of Incorporation or Bylaws or violate any judgment, decree or order, or any material contract or obligation of the Company or such Subsidiary, as the case may be, or any statute, rule or regulation of any federal, state or local government or agency applicable to the Company or any such Subsidiary, or any material contract to which any employee of the Company or any Subsidiary is bound. The offer and sale of the Series A Preferred will be in compliance with all federal and state securities laws. No consent, approval or filing with any regulatory agency is required to be taken by the Company or any Subsidiary in connection with the transactions contemplated by this Agreement, except those which the Company or such Subsidiary has obtained or made in a timely manner, except for any filing of Form D or any applicable state blue sky filing that may be made by the Company after the Closing.

         2.8 Brokerage. Except as provided in Schedule 2.8, there are no claims for brokerage commissions, finder's fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by the Company or any Subsidiary.

         2.9 Disclosure. This Agreement and the exhibits and schedules hereto, when taken as a whole with other documents and certificates furnished by the Company and any Subsidiary to the Investors or their counsel, do not contain any untrue statement of material fact or omit any material fact necessary in order to make the statements therein not misleading; provided, however, certain materials provided to the Investor contain projections and estimates of future events, and such projections and estimates have been based upon certain assumptions that management of the Company and the Subsidiaries made in good faith and believed were reasonable at the time such materials were prepared. There is no fact known to the Company, any Subsidiary that has not been disclosed to the Investors prior to the date of this Agreement that materially and adversely affects the business, assets, properties, prospects or condition (financial or otherwise) of the Company or its Subsidiaries , taken as a whole, or the ability of the Company or any Subsidiary to perform under this Agreement or the other agreements contemplated hereby or to consummate the transactions contemplated hereby or thereby.

SECTION 3.    REPRESENTATIONS OF THE INVESTORS
              --------------------------------

         As part of the basis of this Agreement, the Investor hereby represents to the Company, at the Closing Date, that:

         3.1 Authorization. The execution of this Agreement and the documents executed by the Investor pursuant to this Agreement have been authorized by all necessary action on the part of the Investor, have been executed and delivered, and constitute valid, legal, binding and enforceable agreements of the Investor, except as may be limited by (a) applicable bankruptcy, insolvency, reorganization or other similar laws of general application relating to or affecting the enforcement of creditor rights, (b) laws and judicial decisions regarding indemnification for violations of federal securities laws, (c) the availability of specific performance or other equitable remedies, and (d) with respect to any indemnification agreements set forth herein or therein, principles of public policy.

         3.2 Investment Purpose. The Investor is acquiring the Series A Preferred for its own account, for investment, and not with a view to any "distribution" within the meaning of the Securities Act. The Investor has no present intention to make any transfer of the Series A Preferred.

         3.3 Restrictions on Transferability. The Investor understands that because the Series A Preferred have not been, and the Conversion Shares when issued will not have been, registered under the Securities Act, it cannot dispose of any or all of the Series A Preferred or Conversion Shares unless they are subsequently registered under the Securities Act or exemptions from registration are available. The Investor understands that no public market now exists for any of the Securities issued by the Company and that there is no assurance that a public market will ever exist for the Series A Preferred (or the Conversion Shares). The Investor acknowledges and understands that, except as provided in the Registration Rights Agreement, it has no registration rights. Although it may be possible in the future to make limited public sales of the Series A Preferred and/or Conversion Shares without registration under the Securities Act, Rule 144 is not now available and there is no assurance that it will become available for any purpose. By reason of these restrictions, the Investor understands that it may be required to hold the Series A Preferred and/or the Conversion Shares for an indefinite period of time. The Investor agrees that in no event will it make a transfer or disposition of any of the Series A Preferred (or the Conversion Shares) unless and until, if requested by the Company, at the expense of the Investor or transferee, it shall have furnished to the Company an opinion of counsel or other evidence, reasonably satisfactory to the Company, to the effect that such transfer may be made without registration under the Securities Act. The Investor understands that each certificate representing the Series A Preferred and Conversion Shares will bear appropriate state "blue sky" legends and a legend substantially as follows:

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SHARES MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNLESS SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

         3.4 Status of Investor. The Investor is knowledgeable and experienced in making venture capital investments, and able to bear the economic risk of loss of its investment in the Company. The Investor is an "accredited investor," as that term is defined in Rule 501(a) of Regulation D under the Securities Act.

         3.5 Brokerage. There are no claims for brokerage commissions, finder's fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by the Investor.

         3.6 Own Account. The Investor is acting on its own behalf in connection with the investigation and examination of the Company and its decision to execute these documents. Investor has received (i) the Company's annual report filed with the SEC on Form 10-K for the year ended December 31, 1999, (ii) the Company's quarterly report filed with the SEC on Form 10-Q for the quarter ended March 31, 2000, and (iii) such other information regarding the Company as has been requested by the Investor or its representatives.

         3.7 Governmental Authorizations; Third Party Consents. Based upon the information provided to the Investor by the Company, no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any governmental authority or any other individual, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind is necessary or required by the Investor in connection with the execution, delivery and performance by the Investor of this Agreement, or any other documents executed pursuant to this Agreement; provided, however, that the Investor makes no representations with respect to applicable federal or state securities laws; and provided, further, however, that any liability of the Investor resulting from a breach of this representation shall be limited to the aggregate purchase price paid by the Investor for the Series A Preferred purchased hereunder.

         3.8 Effect of Transactions. The Investor's execution, delivery and performance of this Agreement and the other agreements contemplated by this Agreement will not violate any terms of its organizational documents or, to its knowledge, violate any judgment, decree or order, or any material contract or obligation of the Investor or any statute, rule or regulation of any federal, state or local government or agency applicable to the Investor.

SECTION 4.    COVENANTS OF THE COMPANY
              ------------------------

         The Company hereby covenants that, except as otherwise provided below, for so long as the Investor holds any of the Series A Preferred that:

         4.1 Loan Agreement. Each of the covenants made by the Company to Investor pursuant to Sections 8, 9, 10 and 11 of the Loan Agreement are hereby made for the benefit of Investor for purposes of this Agreement and are hereby incorporated by reference herein.

         4.2 Use of Proceeds. The Company shall use the net proceeds from the sale of the Series A Preferred for the purposes set forth on Schedule 4.2. It is the intention of the Company and the Subsidiaries to conduct their businesses in accordance with the current business plan of the Company, which has previously been delivered to the Investor.

         4.3 Restricted Corporate Actions. The Company will not, without the written approval of the holders of a Requisite Interest, take any of the following actions:

         (a) repurchase any Common Stock or Preferred Stock, other than (i) the redemption of the Series A Preferred in accordance with the Certificate, (ii) the purchase of Common Stock from employees pursuant to agreements with the Company as of the Closing Date to repurchase such stock; provided that the purchase price shall not exceed the price paid by such employee for such stock, or (iii) as indicated on Schedule 4.3 hereof;

         (b) declare or pay any dividend (other than a stock dividend) on the Common Stock or Preferred Stock (other than dividends on the shares of Series A Preferred in accordance with the Certificate and dividends on the Existing Preferred Stock in accordance with the terms of such stock as they exist on the date of this Agreement);

         (c) except to the extent necessary to comply with foreign laws, create any subsidiary in which the Company owns less than one hundred percent (100%) of the equity securities, or permit any Subsidiary to issue any equity securities to anyone other than the Company or a wholly-owned Subsidiary of the Company or merge with or into any Subsidiary;

         (d) create any new class or series of shares that has a preference over or is on a parity with the Series A Preferred with respect to voting, dividends or liquidation preferences (except that the Company may grant voting rights to shares of a series of Preferred Stock which have the right to vote with holders of Common Stock on an as-converted basis, but in any event not in preference over the Series A Preferred);

         (e) enter into any arrangement or agreement which (i) conflicts with the rights of the holders of Series A Preferred (ii) restricts the Company's performance under this Agreement or any other documents executed in connection herewith or (iii) could result in the redemption of any shares of Common Stock;

         (f) amend the Articles of Incorporation or Bylaws;

         (g) adopt or amend an Employee Benefit Plan or amend the Stock Option Plan;

         (h) make any investments except (i) bank deposits in federally insured financial institutions, (ii) investments in direct government obligations of the United States of America (iii) commercial paper of a domestic issuer rated A-1 or better or P-1 or better by Standard & Poor's Corporation or Moody's Investor Services, Inc., respectively, maturing not more than three months from the date of acquisition and (iv) investments of the type set forth Schedule 4.3;

         (i) acquire substantially all of the assets, properties or capital stock of another person or entity in any single transaction or series of related transactions;

         (j) issue any stock, options, or securities convertible or exercisable into the capital stock of the Company, including, without limitation, pursuant to the Stock Option Plan, with exercise prices at less than fair market value, as determined by the Compensation Committee; or

         (k) issue any stock, options or securities convertible or exercisable into the capital stock of the Company, which are pari passu or senior to the Series A Preferred in dividends, liquidation or otherwise.

         4.4 Board of Directors. The Company agrees that the Company shall take all appropriate actions to provide for sufficient vacant seats on the Board of Directors so that Investor's nominees can hold a majority of the seats on the Board. Unless otherwise agreed to by the directors nominated by the Investor, the Board of Directors will meet at least quarterly. The Company will reimburse the directors for all expenses incurred by such directors in connection with attending any board meetings or other board functions. If the Investor decides not to nominate one or more of its designees for election to the Board of Directors, the Investor shall have the right to receive notice of and have one
(1) representative attend all meetings and other functions of the Board of Directors and the Company will reimburse the Investor's representative for all expenses incurred by such representative in connection with attending any such board meetings or other board functions.

         4.5 Preservation of Corporate Existence and Property. The Company agrees to preserve, protect, and maintain, and cause each Subsidiary to preserve, protect, and maintain, (a) its corporate existence, and (b) all rights, franchises, accreditations, privileges, and properties the failure of which to preserve, protect, and maintain might have a material and adverse effect on the business, affairs, assets, prospects, operations, or condition, financial or otherwise, of the Company and its Subsidiaries, taken as a whole.

         4.6 Shareholder and Director Information. At the request of the Investor, the Company shall promptly deliver to the Investor information regarding the securityholders, officers and directors of the Company, including, without limitation, names, addresses, types of securities held and terms of securities held.

         4.7 Liability Insurance. The Company will use its best efforts to maintain comprehensive liability insurance (including automobile liability coverage) at regular premium rates with insurer(s) of recognized responsibility in an amount which is commercially reasonable for the benefit of itself and the Subsidiaries.

         4.8 No Impairment. The Company and the Subsidiaries will observe and honor in good faith all rights of the Investors, under the terms of this Agreement or any other documents executed in connection herewith, and will take no action that would impair or otherwise prejudice such rights.

         4.9 Reserve for Conversion Shares. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, for the purpose of effecting the conversion of the Series A Preferred and otherwise complying with the terms of this Agreement, such number of its duly authorized shares of Common Stock as shall be sufficient to effect the conversion of the Series A Preferred from time to time outstanding or otherwise to comply with the terms of this Agreement. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of the Series A Preferred or otherwise to comply with the terms of this Agreement, the Company will forthwith take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes. The Company will obtain any authorization, consent, approval or other action by or make any filing with any court or administrative body that may be required under applicable state securities laws in connection with the issuance of shares of Common Stock upon conversion of the Series A Preferred.

         4.10 Bylaws. The Company shall at all times cause its Bylaws to provide that the number of directors fixed in accordance therewith shall in no event conflict with any of the terms or provisions of this Agreement or the Articles of Incorporation. The Company shall at all times maintain provisions in its Bylaws and/or Articles of Incorporation indemnifying all directors against liability and absolving all directors from liability to the Company and its shareholders to the maximum extent permitted under the laws of the State of Nevada.

         4.11 Compliance. The Company shall comply, and cause each Subsidiary to comply, with all applicable laws, rules, regulations and orders, noncompliance with which could materially and adversely affect the business or condition, financial or otherwise of the Company and the Subsidiaries, taken as a whole.

         4.12 Rule 144A Information. The Company shall, at all times during which it is neither subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor exempt from reporting pursuant to Rule 12g3-2(b) under the Exchange Act, provide in writing, upon the written request of the Investor or a prospective buyer of the Series A Preferred or Conversion Shares from the Investor, all information required by Rule 144A(d)(4)(i) of the General Regulations promulgated by the Commission under the Securities Act ("Rule 144A Information"). The Company's obligations under this Section 4.12 shall at all times be contingent upon the Investor obtaining from the prospective buyer of Series A Preferred or Conversion Shares a written agreement to take all reasonable precautions to safeguard the Rule 144A Information from disclosure to anyone other than a person who will assist such buyer in evaluating the purchase of any Series A Preferred or Conversion Shares.

         4.13 Brokerage. The Company agrees to indemnify and hold harmless the Investors for any brokerage commissions, finder's fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by the Company or any Subsidiary.

         4.14 Employment Agreements. Within thirty (30) days after the Closing Date, each of Charles Brister and Richard N. Jones shall have entered into an employment agreement with the Company in form and substance acceptable to Investor.

SECTION 5.    GENERAL
              -------

         5.1 Amendments, Waivers and Consents. Unless otherwise specified in this Agreement, any consents required and any waiver, amendment or other action of the Investor or holders of the Series A Preferred (or Conversion Shares) may be made by consent(s) in writing signed by the holders of a Requisite Interest. Any specific reference to approval or action by a Requisite Interest shall not imply that other references to approval or action by the Investor or holders of Series A Preferred (or Conversion Shares) requires each holder's approval or action, unless a higher or lower approval is so specifically stated in such specific reference. Any amendment or waiver made according to this Section 5.1 will be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities have been converted) and each future holder. Any amendment or waiver by the Company must be made in writing. This Agreement may not be amended, except in a written document signed by the Company and holders of a Requisite Interest.

         5.2 Survival; Assignability of Rights. All representations of the parties made in this Agreement and in the certificates, exhibits, schedules or other written information delivered or furnished by one party to the other in connection with this Agreement will survive the delivery of the Series A Preferred for a period of two (2) years subsequent to the Closing. All covenants and agreements made in this Agreement will survive the Closing, and will bind and inure to the benefit of the parties' hereto and their respective successors and assigns. Each Investor shall have the right to transfer any or all of its rights hereunder to any purchaser of Series A Preferred or Conversion Shares; provided such transferee executes a signature page to this Agreement thereby agreeing to be bound by and entitled to the benefits of this Agreement. The Company may not assign its rights or obligations hereunder without the consent of the Investor, as provided in Section 5.1.

         5.3 Rights of Investor Inter Se. The Investor shall have the absolute right to exercise or refrain from exercising any right or rights which the Investor may have by reason of this Agreement or any Series A Preferred or Conversion Shares, including, without limitation, the right to consent to the waiver of any obligation of the Company under this Agreement and to enter into an agreement with the Company for the purpose of modifying this Agreement or any agreement effecting any such modification, and the Investor shall not incur any liability to any other Investor with respect to exercising or refraining from exercising any such right or rights.

         5.4 Headings. The headings of the Sections and paragraphs of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

         5.5 Governing Law. THIS AGREEMENT IS TO BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PROVISIONS THEREOF.

         5.6 Notices and Demands. Any notice or demand which is permitted or required hereunder will be deemed to have been sufficiently received (except as otherwise provided herein) (a) upon receipt when personally delivered, (b) or one (1) day after sent by overnight delivery or telecopy providing confirmation or receipt of delivery, or (c) three (3) days after being sent by certified or registered mail, postage and charges prepaid, return receipt requested to the following addresses: if to the Company at the address as shown on the signature page of this Agreement (with a copy as shown), or at any other address designated by the Company to the Investors in writing; if to an Investor, at its mailing address as shown on the signature pages of this Agreement (with a copy as shown), or at any other address designated by the Investor to the Company in writing.

         5.7 Severability. If any provision of this Agreement is held invalid under applicable law, such provision will be ineffective to the extent of such invalidity, and such invalid provision will be modified to the extent necessary to make it valid and enforceable. Any such invalidity will not invalidate the remainder of this Agreement.

         5.8 Expenses. The Company will pay (a) all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement, and (b) the reasonable out-of-pocket expenses of the Investors and the reasonable legal fees and disbursements incurred by one counsel for the Investors with respect to this Agreement and the transactions contemplated hereby. The Investors designate Jenkens & Gilchrist, a professional corporation, as their counsel for this transaction. If any party is required to take any action to enforce its rights under this Agreement, the prevailing party shall be entitled to its reasonable expenses, including attorneys' fees, in connection with any such action.

         5.9 Entire Agreement. This Agreement and the exhibits to this Agreement constitute the entire agreement of the parties, and supersede any prior agreements.

         5.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which will be taken to be an original; but such counterparts will together constitute one document.


     [Remainder of page left blank intentionally; signature page follows.]

The undersigned have executed this Agreement as of the day and year first written above.

                              KARTS INTERNATIONAL INCORPORATED

                              By:      /s/ Charles Brister
                                  ------------------------
                              Name:  Charles Brister
                              Title: President and C.E.O.

                              Address:          P.O. Box 695
                                                62204 Commercial Street
                                                Roseland, Louisiana  70456
                                                Telephone:  504-747-1111
                                                Telecopy:    504-747-2700

                              With a copy to:   Rick Goodner, Esq.
                                                Jackson Walker, L.L.P.
                                                901 Main Street, Suite 6000
                                                Dallas, Texas 75202
                                                Telephone: 214-953-6167
                                                Telecopy:    214-953-5822

                            THE SCHLINGER FOUNDATION

                            By:      /s/ Evert I. Schlinger
                                   ---------------------------------------------
                            Name:  Evert I. Schlinger
                                   ---------------------------------------------
                            Title: President
                                   ---------------------------------------------

                            Address:         1944 Edison Street
                                             Santa Ynez, California  93460
                                             Telephone: 805-686-1618
                                             Telecopy:   805-686-1618

                            With a copy to:  Jenkens & Gilchrist, a Professional
                                             Corporation
                                             1445 Ross Avenue, Suite 3200
                                             Dallas, Texas 75202
                                             Attention: W. Alan Kailer, Esq.
                                             Telephone: 214-855-4500
                                             Telecopy:  214-855-4300





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